--------------------------------------------------------------------------------
                                  Kirt W. James
                                    PRESIDENT
                                DP Charters, Inc.
                     34700  Pacific Coast Highway, Suite 303
                           Capistrano Beach, CA 92656
            (Name and Address of Person Authorized to Receive Notices
          and Communications on Behalf of the Person Filing Statement)
--------------------------------------------------------------------------------
                                 WITH A COPY TO:
                             KARL E. RODRIGUEZ, ESQ
                              24843 Del Prado, #318
                              Dana Point, CA 92629
                                 (949) 248-9561
                               fax (949) 248-1688
--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                        DATE OF REPORT:  August 25, 2000

                        COMMISSION FILE NUMBER:  0-27131



                                DP CHARTERS, INC.
             (Exact name of Registrant as specified in its charter)




   Nevada                                                             88-0381258
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)


34700  Pacific  Coast  Highway,  Suite  303  Capistrano  Beach  CA         92624
(Address of principal executive offices)                              (Zip Code)



                                  INTRODUCTION

     Our 1934 Securities Exchange Act registration of our common stock has become effective during 1999 and cleared SEC Staff Comments on August 24, 2000. This current report is filed in connection with our application to upgrade the quotation of our common stock from the NQB Pink Sheets to the OTCBB Over the Counter Bulletin Board. We wish to submit additional financial statements to the NASD. Current NASD procedures require that financial statements which it reviews be filed with the Commission, whether required by the Commission to be filed or not, to facilitate NASD Staff review. The supplemental financial statements filed herewith are not more current that those filed in our second quarter Report on Form 10-QSB, or Form 10-KSB-A4 dated August 22, 2000, or our Form 10-SB-A9 also dated August 22, 2000. The financial statements filed herewith are older and represent historical information only, primarily for the information of the NASD.

     This Current filing also provides current information concerning the renewal of our original business plan, after a hiatus of about one and one-half years, of review and comments by NASD and SEC Staff, as reported in more detail herein.



                              ITEM 5. OTHER EVENTS.

 (A) FORM 10 CLEAR. Our 1934 Securities Exchange Act Registration of our common stock, as a class of securities, pursuant to Section 12(g) of that Act, has been effective for reporting purposes since October 23, 1999. It cleared SEC Staff Comments in its current form (Form 10-SB-A) on August 24, 2000, for purposes of consideration for eligibility for OTCBB quotability.

 (B) HISTORY AND RENEWAL OF OUR BUSINESS PLAN. This Corporation ("the Registrant") was duly incorporated in Nevada on December 18, 1997, as DP Charters, Inc., with the intention of initiating a charter yacht service from the Dana Point Harbor, Orange County, California. The Registrant later expanded its business plan to include the organization of scuba dive tours at various world locations. For various reasons, the consummation of this plan required that our common stock be qualified for quotation on the OTCBB. During the process of NASD Staff review in 1999, shortly before the conclusion of our comment period, NASD rules became effective requiring OTCBB companies be SEC Reporting Companies. As a result our common stock was approved for NQB Pink
Sheets, but not OTCBB. We filed our Form 10-SB in mid 1999 to meet those requirements. We engaged with the SEC Staff in extensive review, comments and revisions of our disclosure until August 24, 2000, when our effective 1934 Act Registration was cleared of comments.

     During the approximate year and one half just described, we were unable to pursue our business plan, and had no assurance when or if our common stock would be eligible to apply for quotation on the OTCBB. Now clear of comments, we are eligible to apply, through a submitting NASD member, for such quotation. There is no assurance when or if our common stock might be accepted for such quotation for the OTCBB.

     Our Management had determined to renew our original business plan, and to pursue the purposes for which we were incorporated in December of 1997. This decision means that Management will pursue OTCBB acceptance, will renew contacts with tour providers, and will develop a new capital formation strategy to fund an eventual launch of operations. There is never any guarantee that intended results will be achieved or achievable.

 (C) HISTORY OF AUDITED FINANCIAL STATEMENTS. The following financial information is historical only, and is not current. Its filing is made to facilitate its disclosure to the NASD.

      (1) EXHIBIT FH-1. Audited Financial Statements for the (short) year ended December 31, 1997, and for the five months ended May 31, 1998.

      (2) EXHIBIT FH-2. Audited Financial Statements for the years ended December 31, 1998 and 1997, and for the three months ended March 31, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

Dated:  August  25,  2000

                                DP CHARTERS, INC.
                                       by


   /s/Kirt  W.  James          /s/J.  Dan  Sifford,  Jr.
      Kirt  W.  James             J.  Dan  Sifford,  Jr.
      president/director          secretary/director

--------------------------------------------------------------------------------
                                  EXHIBIT FH-1
                          AUDITED FINANCIAL STATEMENTS
                  FOR THE (SHORT) YEAR ENDED DECEMBER 31, 1997,
                   AND FOR THE FIVE MONTHS ENDED MAY 31, 1998.
--------------------------------------------------------------------------------

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                              FINANCIAL STATEMENTS
                       May 31, 1998 and December 31, 1997

                                 C O N T E N T S


Independent  Auditors'  Report . . . . . . . . . . . . . . .6

Balance  Sheets . . . . . . . . . . . . . . . . . . . . . . 7

Statements  of  Operations . . . . . . . . . . . . . . . .  8

Statements  of  Stockholders'  Equity . . . . . . . . . . . 9

Statements  of  Cash  Flows . . . . . . . . . . . . . . .  10

Notes  to  the  Financial  Statements . . . . . . . . . . .11

                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors and Stockholders of D P Charters, Inc.

We have audited the accompanying balance sheets of D P Charters, Inc. (a Development Stage Company) as of May 31, 1998 and December 31, 1997 and the related statements of operations, stockholders' equity and cash flows for the five months ended May 31, 1998 and from inception on December 18, 1997 through December 31, 1997 and May 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of D P Charters, Inc. (a Development Stage Company) as of May 31, 1998 and December 31, 1997 and the results of its operations and cash flows for the five months ended May 31, 1998 and from inception on December 18, 1997 through December 31, 1997 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has no operations and is dependent upon financing to continue operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in the Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/Crouch, Bierwolf & Chisholm
Crouch, Bierwolf & Chisholm
Salt  Lake  City,  Utah
October  16,  1998

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                                  Balance Sheets

                                     ASSETS

                                         May  31,                 December  31,
                                           1998                       1997
--------------------------------------------------------------------------------
Current  assets
   Cash                               $     44,956                 $     118,848
--------------------------------------------------------------------------------
Total  Current  Assets                      44,956                       118,848
--------------------------------------------------------------------------------
Other  Assets
    Organizational  Costs  (Net  of
       Amortization)(Note  1)               18,333                        20,000
--------------------------------------------------------------------------------
Total  Other  Assets                        18,333                        20,000
--------------------------------------------------------------------------------
      Total  Assets                  $      63,289                $      138,848
================================================================================
                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current  Liabilities                 $           0                $            0
--------------------------------------------------------------------------------

Stockholders'  Equity
Common  Stock,  authorized
100,000,000  shares  of  $.001  par  value,
issued  and  outstanding  26,400,000
and  23,808,000  shares  respectively       26,400                        23,808

Additional  Paid  in  Capital              193,600                       115,192
Deficit  Accumulated  During  the
Development  Stage                        (156,711)                        (152)
--------------------------------------------------------------------------------
       Total  Stockholders'  Equity         63,289                       138,848
--------------------------------------------------------------------------------
Total Liabilities and
Stockholders' Equity                $       63,289                $      138,848
================================================================================

    The accompanying notes are an integral part of these financial statements

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                            Statements of Operations

                                                                  From inception
                                   For  the        on  December        Deficit
                                  Five Months        18, 1997        Accumulated
                                    Ended            through         during  the
                                   May  31,        December  31,     development
                                     1998               1997            Stage
--------------------------------------------------------------------------------

Revenues:                        $        0         $          0    $          0

Expenses:
   General & Administrative        (156,559)                (152)      (156,711)
--------------------------------------------------------------------------------
          Total  Expenses          (156,559)                (152)      (156,711)
--------------------------------------------------------------------------------
Net  (Loss)                      $ (156,559)       $        (152)   $  (156,711)
--------------------------------------------------------------------------------
Net  Loss  Per  Share            $    (0.01)       $       (0.00)   $     (0.01)
--------------------------------------------------------------------------------
Weighted average shares
outstanding                      25,104,000           21,904,000      24,570,667
================================================================================

    The accompanying notes are an integral part of these financial statements

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                        Statement of Stockholders' Equity


                                                      Additional      Deficit
                                                        Paid-in      Accumulated
                                                        Capital      During  the
                              Common  Stock          (Discount  on   Development
                         Shares          Amount          Stock)            Stage
--------------------------------------------------------------------------------

Balance at beginning
of development stage-
December 18, 1997             0       $       0        $       0      $        0

Shares issued for
organizational costs 20,000,000          20,000                0               0

Shares issued for cash at
$.03125 per share     3,808,000           3,808          115,192               0

Net loss
December 31, 1997             0               0                0           (152)
--------------------------------------------------------------------------------
Balance, December 31,
1997                 23,808,000          23,808          115,192           (152)

Shares issued for cash at
$.03125 per share     2,592,000           2,592           78,408               0

Net loss for the five months ended
May 31, 1998                 0               0                0        (156,559)
--------------------------------------------------------------------------------
Balance,
May 31, 1998        26,400,000     $    26,400    $     193,600   $    (156,711)
================================================================================

    The accompanying notes are an integral part of these financial statements

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                             Statement of Cash Flows

                                                                       December
                                                                       18,1997
                                         For the      From inception  (inception
                                           Five         on December    of the
                                          Months          18, 1997   development
                                           Ended          through      stage) to
                                          May  31,      December  31,   May  31,
                                            1998            1997         1998
--------------------------------------------------------------------------------

Cash  Flows  form  Operating
 Activities
     Net loss                        $   (156,559)    $      (152)    $(156,711)
     Adjustments  to  reconcile
       net  loss  to  net  cash
       provided  by  operations
     Amortization                          1,667                0          1,667
--------------------------------------------------------------------------------
Net  Cash  Flows  used  in
 Operating Activities                   (154,892)            (152)     (155,044)
--------------------------------------------------------------------------------
Cash  Flows  from  Investment
 Activities:                                   0                0              0
--------------------------------------------------------------------------------
Cash  Flows  from  Financing
 Activities:
 Proceeds from Issuance of stock          81,000          119,000        200,000
--------------------------------------------------------------------------------
Net increase (decrease) in cash          (73,892)         118,848         44,956

Cash,  beginning  of  year               118,848                0              0
--------------------------------------------------------------------------------
Cash,  end  of  year                $     44,956    $     118,848   $     44,956
================================================================================
Supplemental  Cash  Flow  Information
   Cash  Paid  for:
     Interest                       $          0    $           0   $          0
     Taxes                          $          0    $           0   $          0

    The accompanying notes are an integral part of these financial statements

Supplemental  Non-cash  Disclosure:

In 1997, the shareholders paid $20,000 of organizational costs for the Company. The Company reimbursed the $20,000 by issuing 20,000,000 shares of common stock.

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                       Notes to The  Financial Statements
                         May 31, 1998, December 31, 1997

NOTE  1  -  Summary  of  Significant  Accounting  Policies

     a.  Organization

     D P Charters, Inc., ("the Company") is a Nevada corporation organized on December 18, 1997. The Company was formed to provide a charter yacht service from the Dana Point harbor located in Dana Point, Orange County, California. It is the intent of management to acquire and operate small to medium sized fishing and pleasure motor yachts.

     b.  Accounting  Method

     The Company recognizes income and expenses on the accrual basis of accounting.

     c.  Earnings  (Loss)  Per  Share

          The  computation of earnings per share of common stock is based on the
weighted  average  number     of shares outstanding at the date of the financial
statements.

     d.  Cash  and  Cash  Equivalents

     The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

     e.  Provision  for  Income  Taxes

     No provision for income taxes has been recorded due to net operating losses totaling approximately $156,000 that will be offset against future taxable income. These NOL carryforwards begin to expire in the year 2012. No tax benefit has been reported in the financial statements because the Company believes there is a 50% or greater chance the carryforward will expire unused. Accordingly, per FASB 109 the potential tax benefits of the loss carryforward are offset by the valuation of the same amount.

    Deferred tax assets and the valuation account is as follows at May 31, 1998 and December 31, 1997.

                                                 May  31,          December  31,
                                                   1998                1997
--------------------------------------------------------------------------------
        NOL  carrryforward                    $     44,308          $     23
     Valuation  allowance                          (44,308)              (23)
--------------------------------------------------------------------------------
     Total                                    $          0          $      0

     f.   Organizational  Costs

   In 1997, the shareholders paid $20,000 in organizational costs. The Company reimbursed the shareholders by issuing 20,000,000 shares of common stock at $.001 par value. These costs are being amortized on a straight-line method over a 60 month period beginning January 1, 1998. These costs will be recovered only if the Company is able to generate a positive cash flow from operations.

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                       Notes to The  Financial Statements
                         May 31, 1998, December 31, 1997

NOTE  1  -  Summary  of  Significant  Accounting  Policies  (continued)

     g.   Use  of  estimates



   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. In these financial statements and other assets involve extensive reliance on management's estimates. Actual results could differ from those estimates.
NOTE  2  -  Going  Concern

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is dependent upon raising capital to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management's plan to raise additional funds to begin its intended operations.

NOTE  3  -  Development  Stage  Company

     The Company is a development stage company as defined in Financial Accounting Standards Board Statement No. 7. It is concentrating substantially all of its efforts in raising capital and developing its business operations in order to generate significant revenues.

NOTE  4  -  Related  Party  Transactions

During 1998, $32,000 was paid in consulting fees to a company owned by shareholders of the Company.

--------------------------------------------------------------------------------
                                  EXHIBIT FH-2
                          AUDITED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997,
                 AND FOR THE THREE MONTHS ENDED MARCH 31, 1999.
--------------------------------------------------------------------------------

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                              FINANCIAL STATEMENTS
                  March 31, 1999 and December 31, 1998 and 1997

                                 C O N T E N T S



Independent  Auditors'  Report . . . . . . . . . . . . . . 16

Balance  Sheets. . . . . . . . . . . . . . . . . . . . . . 17

Statements  of  Operations. . . . . . . . . . . . . . . . .18

Statements  of  Stockholders'  Equity . . . . . . . . . . .19

Statements  of  Cash  Flows . . . . . . . . . . . . . . . .20

Notes  to  the  Financial  Statements . . . . . . . . . . .21

                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors and Stockholders of D P Charters, Inc.

We have audited the accompanying balance sheets of D P Charters, Inc. (a Development Stage Company) as of March 31, 1999 and December 31, 1998 and 1997 and the related statements of operations, stockholders' equity and cash flows for the three months ended March 31, 1999 and the years ended December 31, 1998 and 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of D P Charters, Inc. (a Development Stage Company) as of March 31, 1999 and December 31, 1998 and 1997 and the results of its operations and cash flows for the three months ended March 31, 1999 and the years ended December 31, 1998 and 1997 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has no operations and is dependent upon financing to continue operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in the Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/Crouch, Bierwolf & Chisholm
Crouch, Bierwolf & Chisholm
Salt  Lake  City,  Utah
July  8,  1999

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                                 Balance Sheets

                                     ASSETS

                                      March  31,               December  31,
                                         1999             1998              1997
--------------------------------------------------------------------------------
Current  assets
   Cash . . . . . . . . . . . . . . . $     5,996    $    12,321   $     118,848
                                      -----------    -----------   -------------
Total  Current  Assets . . . . . . . . . .  5,996         12,321         118,848
                                      -----------    -----------   -------------
Other  Assets
    Organizational  Costs  (Net  of
       Amortization)(Note  1) . . . . . . . . . 0         16,000          20,000
                                      -----------    -----------   -------------
Total  Other  Assets . . . . . . . . . . . . .  0         16,000          20,000
                                      -----------    -----------   -------------
      Total  Assets . . . . . . . . . $     5,996    $    28,321   $     138,848
                                      ===========    ===========   =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current  Liabilities . . . . . . . .  $         0    $         0   $           0
                                      -----------    -----------   -------------
Stockholders'  Equity
   Common  Stock,  authorized
     100,000,000  shares  of  $.001  par  value,
     issued  and  outstanding  26,400,000,
     26,400,000  and  23,808,000  shares,
     respectively . . . . . . . . . . . .  26,400         26,400          23,808
   Additional  Paid  in  Capital . . . .  193,600        193,600         115,192
   Deficit  Accumulated  During  the
     Development  Stage . . . . . . . .  (214,004)      (191,679)          (152)
                                      -----------    -----------   -------------
       Total  Stockholders'  Equity . . . . 5,996         28,321         138,848
                                      -----------    -----------   -------------
Total Liabilities and
Stockholders' Equity . . . . . . . .  $     5,996    $    28,321   $     138,848
                                      ===========    ===========   =============

    The accompanying notes are an integral part of these financial statements

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                            Statements of Operations


                                                                  From inception
                          For the Three    For the     on  December    Deficit
                             Months         Year         18, 1997    Accumulated
                              Ended         Ended         through     during the
                            March  31,   December 31,   December 31  development
                               1999          1998          1997          Stage
--------------------------------------------------------------------------------

Revenues:                    $       0      $       0   $        0    $        0

Expenses:
   General & Administrative     (7,325)      (191,527)        (152)    (199,004)
                             ----------     ----------  -----------   ----------
   Total  Expenses              (7,325)      (191,527)        (152)    (199,004)
                             ----------     ----------  -----------   ----------
Net (Loss) Before Cumulative
   Effect of Accounting Change  (7,325)      (191,527)        (152)    (199,004)
                             ----------     ----------  -----------   ----------
Cumulative Effect
of Accounting Change           (15,000)             0            0      (15,000)
                             ----------     ----------  -----------   ----------
Net (Loss)                   $ (22,325)     $(191,527)  $     (152)   $(214,004)
                             ----------     ----------  -----------   ----------
Net  (Loss)  Per  Share:
   Loss  before  cumulative  effect
   of  accounting  change             0              0            0       (0.01)
   Cumulative Effect
   of Accounting Change               0              0            0            0
                             ----------     ----------  -----------   ----------
Net  (Loss)  Per  Share      $        0      $       0    $       0   $   (0.01)
                             ==========     ==========  ===========   ==========
Weighted average
shares outstanding           26,400,000     26,272,000   21,904,000   25,960,123
                             ==========     ==========  ===========   ==========

    The accompanying notes are an integral part of these financial statements

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                        Statement of Stockholders' Equity

                                                         Additional    Deficit
                                                          Paid-in    Accumulated
                                                          Capital    During  the
                                    Common  Stock      (Discount on  Development
                                Shares         Amount      Stock)       Stage
--------------------------------------------------------------------------------

Balance at beginning of development
stage-December 18, 1997                0     $     0      $      0     $       0

Shares issued for
organizational costs          20,000,000      20,000             0             0

Shares issued for cash at
$.03125 per share              3,808,000       3,808       115,192             0

Net loss December 31, 1997             0           0             0         (152)
                              ----------    --------      --------     ---------
Balance, December 31, 1997    23,808,000      23,808       115,192         (152)

Shares issued for cash
at $.03125 per share           2,592,000       2,592        78,408             0

Net loss December 31, 1998             0           0             0     (191,527)
                              ----------    --------      --------     ---------
Balance, December 31, 1998    26,400,000      26,400       193,600     (191,679)

Net  loss  for  the  three  months
   ended March 31, 1999                0           0             0      (22,325)
                              ----------    --------      --------     ---------
Balance, March 31, 1999       26,400,000     $26,400     $ 193,600  $  (214,004)
                              ==========    ========     =========  ============
    The accompanying notes are an integral part of these financial statements

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                             Statement of Cash Flows


                                                                   December 18,
                                                                  1997 inception
                                  For the three                        of  the
                                      Months                         development
                                       Ended                          stage) to
                                     March  31,       December  31,   March  31,
                                        1999        1998        1997        1998
--------------------------------------------------------------------------------

Cash  Flows  form  Operating
 Activities
     Net  loss                 $  (22,325)  $  (191,527)  $  (152)  $  (214,004)
Adjustments  to  reconcile
net  loss  to  net  cash
provided  by  operations
Amortization                       16,000         4,000         0         20,000
--------------------------------------------------------------------------------
Net  Cash  Flows  used  in
Operating  Activities              (6,325)     (187,527)     (152)     (194,004)
--------------------------------------------------------------------------------
Cash  Flows  from  Investment
 Activities:                            0             0         0              0

Cash  Flows  from  Financing
Activities:
Proceeds from Issuance of stock         0        81,000   119,000        200,000
--------------------------------------------------------------------------------
Net increase (decrease) in cash    (6,325)     (106,527)  118,848          5,996

Cash, beginning of year            12,321       118,848         0              0
--------------------------------------------------------------------------------
Cash,  end  of  year            $   5,996     $  12,321  $118,848      $   5,996
================================================================================
Supplemental  Cash  Flow  Information
   Cash  Paid  for:
     Interest                   $       0     $       0  $      0      $       0
     Taxes                      $       0     $       0  $      0      $       0

Supplemental  Non-cash  Disclosure:
In 1997, the shareholders paid $20,000 of organizational costs for the Company. The Company reimbursed the $20,000 by issuing 20,000,000 shares of common stock.

    The accompanying notes are an integral part of these financial statements

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                       Notes to The  Financial Statements
                   March 31, 1999, December 31, 1998 and 1997

NOTE  1  -  Summary  of  Significant  Accounting  Policies

     a.  Organization

     D P Charters, Inc., ("the Company") is a Nevada corporation organized on December 18, 1997. The Company was formed to provide a charter yacht service from the Dana Point harbor located in Dana Point, Orange County, California but operations never commenced. It is the intent of management to seek a viable business operation to acquire or to merge with.

     b.  Accounting  Method

     The Company recognizes income and expenses on the accrual basis of accounting.

     c.  Earnings  (Loss)  Per  Share

          The  computation of earnings per share of common stock is based on the
weighted  average  number     of shares outstanding at the date of the financial
statements.

     d.  Cash  and  Cash  Equivalents

     The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

     e.  Provision  for  Income  Taxes

     No provision for income taxes has been recorded due to net operating losses totaling approximately $199,004 that will be offset against future taxable income. These NOL carryforwards begin to expire in the year 2012. No tax benefit has been reported in the financial statements because the Company believes there is a 50% or greater chance the carryforward will expire unused. Accordingly, per FASB 109 the potential tax benefits of the loss carryforward are offset by the valuation of the same amount.

    Deferred tax assets and the valuation account is as follows at March 31, 1999 and December 31, 1998 and 1997.

                                             March  31,          December 31,
                                                1999          1998          1997
--------------------------------------------------------------------------------
     NOL  carrryforward                        $ 60,860      $ 58,005   $     23
     Valuation  allowance                       (60,860)      (58,005)      (23)
--------------------------------------------------------------------------------
     Total                                     $      0      $      0   $      0
================================================================================


     f.   Organizational  Costs

   In 1997, the shareholders paid $20,000 in organizational costs. The Company reimbursed the shareholders by issuing 20,000,000 shares of common stock at $.001 par value. These costs were being amortized on a straight-line method over a 60 month period beginning January 1, 1998, however, during January 1999 the remaining balance was written off in connection with a change in accounting principle (See Note 5). These costs will be recovered only if the Company is able to generate a positive cash flow from operations.

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                       Notes to The  Financial Statements
                   March 31, 1999, December 31, 1998 and 1997

NOTE  1  -  Summary  of  Significant  Accounting  Policies  (continued)

     g.   Use  of  estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. In these financial statements and other assets involve extensive reliance on management's estimates. Actual results could differ from those estimates.
NOTE  2  -  Going  Concern

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is dependent upon raising capital to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management's plan to raise additional funds to begin its intended operations.

NOTE  3  -  Development  Stage  Company

     The Company is a development stage company as defined in Financial Accounting Standards Board Statement No. 7. It is concentrating substantially all of its efforts in raising capital and developing its business operations in order to generate significant revenues.

NOTE  4  -  Related  Party  Transactions

During 1999 and 1998, $5,000 and $58,500, respectively was paid in consulting fees to a company owned by shareholders of the Company.

NOTE  5  -  Change  in  Accounting  Principles

During the three months ended March 31, 1999, the Company changed its method of amortization of organizational costs in accordance with SOP 98-5 and expensed the remaining balance. The effect of this change was to decrease net income for the three months ended March 31, 1999 by $15,000 ($0.00 per share).